GREENSPRING FUND,
                           INCORPORATED


                              (LOGO)


                        SEMI-ANNUAL REPORT

                           JUNE 30, 1998




             This report is authorized for distribution
              only to shareholders who have received a
               copy of the official Prospectus of the
                  Greenspring Fund, Incorporated.

                                             July 1998


Dear Shareholders:


     The second quarter of 1998 was, without question, a very frustrating period for the Greenspring Fund. We are happy to have the quarter behind us, and we look forward to improved performance during the remainder of the year. In this letter, we will discuss several securities that have contributed to the Fund's lackluster performance. This review will also help to explain the reasons for our confidence and optimism about the Fund's ability to provide a strong showing during the second half of 1998. Despite the frustration and disappointment experienced so far in 1998, we are very excited about the prospects for many of the Fund's securities, especially several holdings that have disappointed us during the last several months.


     The Greenspring Fund's investment philosophy has always been to invest in securities that are not dependent upon a strong market for positive performance. Historically, the Greenspring Fund has shielded its shareholders from a significant amount of the market's volatility by focusing on investments whose performance is driven more by company-specific events. Unfortunately, we have just gone through a period during which several of our larger holdings have experienced weakness. In some cases, factors specific to those companies caused the weakness, but in other cases it was because the companies were victims of the "small-cap malaise" that has recently resulted in a sharp dichotomy between the performance of securities of large, familiar companies and those of small, lesser-known companies. This dichotomy is clearly reflected in a recent study by Birini Associates, which showed that almost 27% of the stocks in the small cap Russell 2000 Index had declined by 30% or more from their 52-week high, compared with less than 14% of the stocks in the Standard & Poor's 500 Index. According to Lipper Analytical Services, during the second quarter of 1998, "Small Cap" mutual funds declined 4.1% on the average, while the larger cap
S & P 500 gained 3.3%. After constant and thorough examination of the Greenspring Fund's portfolio, we are very confident that the recent setbacks experienced by several of the Fund's larger holdings are temporary, not permanent, in nature. Despite this trying time, we believe as firmly as ever that the Greenspring Fund's investment philosophy is a sound, low risk, rewarding way to invest over the long run.

     Specifically, the holdings that have most negatively affected the Greenspring Fund's performance so far in 1998 are the following: 1) our collective investments in companies that invest in specialized real estate-related securities and assets, 2) the common stock of Tidewater Inc., and
3) the common stock of Barringer Technologies. A brief discussion of the factors that have restrained the performance of these securities and a review of their current prospects should instill in you the same kind of enthusiasm and optimism that we currently have for these securities.


     We have invested a significant portion of the Fund's assets in the securities of companies that share several common characteristics, including the following: 1) they invest in real estate, real estate-related securities or mortgages; 2) they are sponsored by large and successful real estate or specialty finance companies; 3) they are leaders in their chosen niche;
4) most are still in the process of fully investing the cash raised in recent public offerings; 5) they chose the real estate investment trust as the most tax-efficient corporate structure; and 6) their stocks have recently experienced declines of 15-20% (with the exception of Resource Asset Investment Trust), despite having fulfilled all operational promises. Such companies currently held in the portfolio are AMRESCO Capital Trust, Anthracite Capital, Chastain Capital, Criimi Mae, Imperial Credit Commercial Mortgage, Ocwen Asset Investment Corp., and Resource Asset Trust.


     We strongly believe that the recent declines are temporary setbacks and that these securities will prove to be excellent total return investments from current prices. It is our view that the principal reason these stocks have not yet performed well is due to a supply/demand imbalance in the sector. The supply of these types of securities has greatly increased during the last several months due to a proliferation of initial public offerings. Because of their attractive business models, successful and opportunistic real estate and specialty finance companies have sought to emulate the early pioneers in the industry, and fee-hungry investment bankers have been only too willing to aid
them in their efforts to come public.   Unfortunately, the demand for these
securities so far has been weaker than we anticipated, as a broad base of investors has yet to develop for the group. Although they are technically real estate investment trusts and own a variety of real estate-related assets, they are different from the typical "bricks and mortar" REIT. And even though they originate and make commercial mortgage loans, they are not banks or thrifts. Consequently, they suffer from an identity crisis that has resulted in the supply of these securities overwhelming the current demand, with the result being downward pressure on the stock prices.

     We strongly believe that demand for these securities will strengthen significantly as the companies finish investing the pools of cash they raised in their public offerings. As managements complete their initial investments during the next several months, the companies will begin paying significant dividends that should attract the attention of a much broader base of investors. The annualized dividend rate that we project for the fourth quarter of 1998 will result in a yield of about 11% on the average, based upon current prices. In an interest rate environment in which U.S. Treasury securities yield less than 6% and the S&P 500 yields less than 2%, an 11% dividend yield will surely attract the attention of investors, especially since we anticipate that the dividend will continue to grow during 1999. We expect that this increased recognition will drive the price of the securities up several points, resulting in outstanding total returns regardless of the direction of the financial markets. The fact that many of these companies are now selling for less than book value, which consists of cash and recent investments, should limit the downside risk from current prices.


     Our investment in Tidewater has been the second largest contributor to the Fund's disappointing performance during the first half of 1998. Tidewater owns and operates the world's largest fleet of boats dedicated to servicing the offshore energy industry. The factors that attracted us to Tidewater were its market-leading position, its debt-free balance sheet, and the tremendous amount of free cash flow the Company generates. At the time that we bought stock in Tidewater, the price of oil was approximately $16 per barrel and analysts expected the Company to earn about $4.50 per share in 1998 and generate almost $6.00 per share in free cash flow. Due to weakening oil prices and fears of an oversupply of service boats in the Gulf of Mexico, Tidewater's stock price had declined from a peak of $70 per share in November of 1997 to a price in the low 40's. We believed that the stock was "washed out" at that point, and that the downside risk would be limited by the Company's $200 million share buyback and the stock's low valuation relative to the market (a price/earnings ratio of nine times versus more than twenty times for the S&P 500).


     Unfortunately, the decline in the price of oil continued, dropping below $12 per barrel at one point, and industry analysts continued to reduce their earnings estimates for Tidewater. The stock reacted negatively, trading as low as $31.50 per share during mid-June, as portfolio managers sharply reduced their exposure to the unpopular oil services sector. Our confidence in our Tidewater investment remains strong, however, and we feel that at current prices, the negatives have been discounted and the investment thesis for Tidewater is compelling. The new, lower earnings estimates for Tidewater are around $3.50 per share, meaning that the shares trade for about nine times depressed earnings (considerably less than half the market multiple). Even at these reduced earnings levels, the Company should generate almost $5.00 per share in free cash flow. It is a rare occasion that we can buy stock in a market-leading company that has an impeccable balance sheet and sells for less than seven times free cash flow during a period of depressed earnings. Furthermore, its substantial free cash flow and strong balance sheet give the Company a great deal of flexibility to take advantage of the current market conditions, either by purchasing a greater amount of its depressed stock or by acquiring another company at a bargain price. We strongly believe that our Tidewater investment, currently the largest equity position in the Fund, will be an excellent long-term investment.


     The Fund's investment in Barringer Technologies has been the third largest contributor to 1998's lackluster performance. Barringer Technologies is a manufacturer of highly sensitive equipment used to detect and identify trace amounts of explosives and illegal drugs. It is an undiscovered and under-followed small capitalization security that we believe has tremendous potential from current prices. Since the beginning of the year, Barringer's stock price has declined from more than $14 per share to less than $8, although the Company's fundamental outlook has changed only modestly. Barringer's stock price suffered for three principal reasons: 1) the small-cap malaise, that has affected many companies of similar size; 2) a poor decision to conduct a secondary stock offering at $12 per share in late March. The purpose of the offering was to raise cash to diversify its product line, yet management has been very slow to employ the cash; and 3) an announcement on July 1 that second quarter earnings would be less than analysts' expectations due to a delay in the receipt of several orders.


     An investor who buys Barringer's stock today at $8 per share, however, is buying a company with close to $5 per share in cash, no debt, a market-leading position in a rapidly growing industry, and the prospects of earning (untaxed) $.85-$.90 per share. As investors become better aware of Barringer's positive attributes, we expect its stock to appreciate sharply from current levels. Alternatively, if the company's strong prospects continue to go unappreciated by the investment community, it is likely that Barringer's management will sell the company to a larger company. In a sign of "putting their money where their mouth is," Barringer's management recently announced a stock buyback of one million shares, representing about 12.50% of the outstanding shares.


     We truly believe that the Greenspring Fund's period of disappointing relative and absolute performance is coming to an end. We appreciate the
loyalty and support of our fellow shareholders.   All of the employees and
officers of the Greenspring Fund and its investment advisor have significant holdings in the Fund. The Greenspring Fund is unique compared with most mutual funds in that it is not part of a family of funds; consequently, each and every member of the staff is totally dedicated and committed to improving the investment performance and service provided to the Greenspring Fund's shareholders. Our investment philosophy, which has historically generated very successful risk-adjusted returns, remains the same and will not change. Most importantly, we are very excited about the prospects for the Greenspring Fund during the balance of the year and we truly look forward to reporting on more positive results as the year progresses.


                                        Respectfully,


                                        /s/Charles vK. Carlson
                                        Charles vK. Carlson
                                        President

                         GREENSPRING FUND, INCORPORATED
                            PORTFOLIO OF INVESTMENTS
                                 JUNE 30, 1998
                                  (UNAUDITED)


COMMON STOCKS (70.43%)


       Shares                                                     Value

                    Banking (12.92%)

       40,500       Astoria Financial Corp.                 $    2,166,750
       31,000       BostonFed Bancorp, Inc.                        724,625
       36,000       Chase Manhattan Corp.                        2,718,000
       50,000       Columbia Bancorp, Inc.                         900,000
       89,728       Crestar Financial Corp.                      4,895,784
       50,000       Dime Bancorp, Inc.                           1,496,875
       34,000       GA Financial, Inc.                             624,750
       22,300       Long Island Bancorp, Inc.                    1,354,725
       28,409       Magna Group, Inc.                            1,605,108
       15,000       Mercantile Bankshares Corp.                    522,188
       33,000      *PFF Bancorp, Inc.                              614,625
       21,100       PS Financial, Inc.                             282,213
       67,140       Patriot Bank Corp.                           1,084,734
       16,500       Rocky Ford Financial Corp.                     237,187
      100,000       Staten Island Bancorp                        2,275,000
       28,600       Statewide Financial Corp.                      600,600
       57,487      *Sun Bancorp, Inc.                            1,523,405
                                                                23,626,569

                    Business Services (2.78%)

      124,500      *Consolidation Capital Corp.                  2,799,308
       64,400       Standard Register Company                    2,278,150
                                                                 5,077,458

                    Construction (2.72%)

       68,000      *Emcor Group, Inc.                            1,300,500
       26,800      *Shaw Group Inc.                                696,800
      157,000      *Walter Industries                            2,973,188
                                                                 4,970,488

                        GREENSPRING FUND, INCORPORATED
                           PORTFOLIO OF INVESTMENTS
                                JUNE 30, 1998
                                 (UNAUDITED)


COMMON STOCKS (CON'T)


      Shares                                                      Value

                    Consumer Products/Services (5.07%)

     179,066       *Bolle Inc.                              $      984,863
      36,600        First Brands Corporation                       937,875
      19,900        Genesee Corporation Class B                    656,700
     460,000       *Host Marriott Services                       6,698,750
                                                                 9,278,188

                    Electric Power (.18%)

      23,650       *NRG Generating, Inc.                           337,013
                                                                   337,013

                    Energy Services (4.92%)

     273,200        Tidewater Inc.                               9,015,600
                                                                 9,015,600

                    Financial Services (18.59%)

     539,925       !AMRESCO Capital Trust                        6,985,280
     166,900        Anthracite Capital, Inc.                     2,315,738
      50,000        Chastain Capital Corporation                   643,750
     220,300        Criimi Mae Inc.                              3,056,663
      68,500       *ITLA Capital Corp.                           1,421,375
     633,175        Imperial Credit Commercial Mortgage          8,270,848
     332,400       *Long Beach Financial Corp.                   3,656,400
     230,700        Ocwen Asset Investment Corp.                 3,820,969
      83,700       *Ocwen Financial, Inc.                        2,249,437
     100,000        Resource Asset Investment Trust              1,593,750
                                                                34,014,210

                         GREENSPRING FUND, INCORPORATED
                            PORTFOLIO OF INVESTMENTS
                                 JUNE 30, 1998
                                  (UNAUDITED)


COMMON STOCKS (CON'T)


      Shares                                                         Value

                    Instrumentation (2.85%)

     362,700       *Barringer Technologies                     $    3,422,981
     179,900       *OSI Systems, Inc.                               1,799,000
                                                                    5,221,981

                    Insurance (4.78%)

      75,000        PartnerRe Holdings, Ltd.                        3,825,000
     102,416        Reliastar Financial Corp.                       4,915,968
                                                                    8,740,968

                    Manufacturing (7.57%)

     299,300       *Griffon Corporation                             3,834,781
      20,000       *Middleby Corp.                                    122,500
     171,000        Rohn Industries, Inc.                             801,563
      69,600       *Scott Technologies Class A                      1,017,900
     193,247       *Scott Technologies Class B                      2,898,705
     165,000        U.S. Industries, Inc.                           4,083,750
      35,000        Woodward Governor Company                       1,080,625
                                                                   13,839,824

                    Natural Resources (1.78%)

      32,500        Mitchell Energy & Development Corp. Cl. A         650,000
      98,730        Penn Virginia Corp.                             2,554,639
       3,900        United States Lime & Minerals                      35,100
                                                                    3,239,739

                    Optical Products (2.45%)

     505,844       *Lumen Technologies                              4,489,365
                                                                    4,489,365

                         GREENSPRING FUND, INCORPORATED
                            PORTFOLIO OF INVESTMENTS
                                 JUNE 30, 1998
                                  (UNAUDITED)


COMMON STOCKS (CON'T)


      Shares                                                         Value

                    Real Estate (3.82%)

     174,800       *Mark Centers Trust                         $    1,300,075
     232,700        Prime Retail, Inc.                              2,777,856
     175,945        The Town and Country Trust                      2,914,089
                                                                    6,992,020

                    Total Common Stocks (Cost $103,742,852)       128,843,423


PREFERRED STOCKS (4.14%)

                    Convertible Pfd. Stock (2.49%)

     222,620        Prime Retail, Inc., 8.50% Pfd. B                4,563,710

                    Total Convertible Pfd. Stock                    4,563,710

                    Non-Convertible Pfd. Stocks (1.65%)

       1,000        BankUnited Capital Trust, 10.25%, Series A      1,080,000
      94,500       *RB Asset, Inc., $3.75,  Series A                1,937,250

                    Total Non-Convertible Pfd. Stocks               3,017,250

                    Total Pfd. Stocks (Cost $7,803,107)             7,580,960

                         GREENSPRING FUND, INCORPORATED
                            PORTFOLIO OF INVESTMENTS
                                 JUNE 30, 1998
                                  (UNAUDITED)


BONDS (21.43%)

    Principal
      Amount                                                         Value

                     Convertible Bonds (13.21%)

 $   1,500,000       Alexander Haagen Properties, Inc.
                     7.50%, 1/15/01                            $    1,451,720
     9,940,000       Corporate Express, Inc., 4.50%, 7/1/00         9,219,350
     2,000,000       Emcor Group, 5.75%, 4/1/05                     1,924,166
     1,176,000       Kelley Oil & Gas Partners, Ltd., 8.50%, 4/1/00 1,164,975
       946,000       Kelley Oil & Gas Partners, Ltd.,
                     7.875%, 12/15/99                               1,538,525
       500,000       Liberty Properties Limited Partnership,
                     8.00%, 7/1/01                                    636,680
    20,000,000      +Sunbeam Corp., 0.00%, 3/25/18                  4,543,760
     3,900,000       The Learning Company, 5.50%, 11/1/00           3,685,500

                     Total Convertible Bonds                       24,164,676

                     Non-Convertible Bonds (8.22%)

     2,445,000       Bay View Capital Corp., 9.125%, 8/15/07        2,530,575
     1,000,000       Scott Technologies, 9.875%, 10/1/99            1,034,870
     2,701,000       Homeland Stores, 10.00%, 8/1/03                2,565,950
     2,525,000       Host Marriott Travel Plaza, 9.50%, 5/15/05     2,695,438
     1,000,000      +Life Savings Bank, 13.50%, 3/15/04             1,001,250
       400,000       Ocwen Financial, 11.875%, 10/1/03                452,000
     1,855,000       USA Mobile, 14.00%, 11/1/04                    2,042,819
     1,670,000       U.S. Shoe, 8.625%, 10/1/02                     1,695,050
     1,000,000       U.S. Treasury, 7.125%, 9/30/99                 1,018,906

                     Total Non-Convertible Bonds                   15,036,858

                     Total Bonds (Cost $39,745,552)                39,201,534

                         GREENSPRING FUND, INCORPORATED
                            PORTFOLIO OF INVESTMENTS
                                 JUNE 30, 1998
                                  (UNAUDITED)


COMPANIES IN LIQUIDATION (2.60%)


      Shares/
     Principal
      Amount                                                         Value

      282,196      *!Atlantic Realty Trust                     $    2,610,313
      583,800      *!EQK Realty Investors 1                           407,434
      581,450      *!Hi Shear Industries, Inc.                      1,562,647
    2,900,000        Lomas Mortgage USA, Class 3 Claim                174,000

                     Total Companies in Liquidation
                         (Cost $5,534,346)                          4,754,394


SHORT-TERM INVESTMENTS (.84%)

                     Temporary Investment Fund, Inc.                1,541,819

                     Total Short-Term Investments
                         (Cost $1,541,819)                          1,541,819

                     Total Investments in Securities (99.44%)
                         (Cost $158,367,676)                      181,922,130

                     Other Assets Less Liabilities (.56%)           1,028,525

                     Total Net Assets (100%)                     $182,950,655


*Non-income producing securities
+144A security, representing 3.03% of net assets
!Non-controlled affiliated issuer

                        GREENSPRING FUND, INCORPORATED
                      STATEMENT OF ASSETS AND LIABILITIES
                                JUNE 30, 1998
                                 (UNAUDITED)


ASSETS
 Investments, at market value (Cost $158,367,676)             $   181,922,130
 Receivable for securities sold                                     1,725,670
 Interest receivable                                                  760,947
 Receivable for Fund shares sold                                      247,605
 Dividends receivable                                                 213,768
 Purchased interest                                                    43,347
 Prepaid expense                                                        2,522

       Total Assets                                               184,915,989


LIABILITIES
 Payable for securities purchased                                   1,588,464
 Payable for Fund shares repurchased                                  171,646
 Due to investment advisor                                            114,339
 Accrued expenses                                                      90,885

        Total Liabilities                                           1,965,334


NET ASSETS
 Capital stock, $.01 par value, authorized
 60,000,000 shares, outstanding, 9,221,832                       $182,950,655


NET ASSETS CONSIST OF:
 Capital stock at par value                                            92,219
 Paid in capital                                                  148,672,328
 Undistributed net investment income                                3,443,190
 Undistributed net realized gains                                   7,188,464
 Net unrealized appreciation of investments                        23,554,454

        Net Assets                                               $182,950,655


NET ASSET VALUE PER SHARE                                        $      19.84


  The accompanying notes are an integral part of these financial statements.

                         GREENSPRING FUND, INCORPORATED
                            STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 1998
                                  (UNAUDITED)


INVESTMENT INCOME
 Income
  Interest                                    $   2,434,241
  Dividend from non-affiliated issuers            1,842,018
  Other Income                                      136,377

        Total Income                                           $    4,412,636

 Expenses
  Investment advisory fees                          732,187
  Administrative                                     96,690
  Transfer agent fees                                42,600
  Registration fees                                  32,876
  Custody fees                                       21,092
  Professional fees                                  19,658
  Reports to shareholders                            17,046
  Directors fees                                      4,100
  Fidelity bond                                       1,697
  Filing fees                                         1,500

        Total Expenses                                                969,446

        Net Investment Income                                       3,443,190


REALIZED AND UNREALIZED GAIN ON INVESTMENTS

        Net realized gain on investments                            6,812,199

        Net change in unrealized appreciation of investments      (12,158,406)

             Net Realized and Unrealized Gain on Investments       (5,346,207)

        NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS   $   (1,903,017)

   The accompanying notes are an integral part of these financial statements.

                         GREENSPRING FUND, INCORPORATED
                       STATEMENTS OF CHANGES IN NET ASSETS



                                               Six months
                                                 Ended
                                                June 30,        Year Ended
                                                  1998         December 31,
                                               (Unaudited)         1997

OPERATIONS:
 Net investment income                       $    3,443,190   $    4,251,920
 Net realized gain from investments               6,812,199        5,155,949
 Net change in unrealized appreciation of
  investments                                   (12,158,406)      19,033,538

 Net increase(decrease) in net assets
  resulting from operations                      (1,903,017)      28,441,407


DISTRIBUTIONS TO SHAREHOLDERS:
 Net investment income                                -           (5,151,311)
 Net realized gain on investments                     -           (5,054,261)
 Distributions in excess of net
  investment income                                   -             (127,012)

 Net decrease in net assets from
  distributions to shareholders                       -          (10,332,584)


CAPITAL STOCK TRANSACTIONS:
 Sale of 1,710,705 and 4,683,274 shares          34,802,560       89,108,348
 Distributions reinvested of 0 and
  486,121 shares                                       -           9,527,618
 Redemptions of 1,533,323 and
  1,433,404 shares                              (31,163,218)     (27,022,113)

 Increase in net assets from capital stock
  transactions                                    3,639,342       71,613,853


TOTAL INCREASE IN NET ASSETS                      1,736,325       89,722,676

NET ASSETS AT BEGINNING OF PERIOD               181,214,330       91,491,654

NET ASSETS AT END OF PERIOD                    $182,950,655     $181,214,330


   The accompanying notes are an integral part of these financial statements.

                         GREENSPRING FUND, INCORPORATED
                          NOTES TO FINANCIAL STATEMENTS
                                  JUNE 30, 1998
                                   (UNAUDITED)


Note 1 - Significant Accounting Policies

Greenspring Fund, Incorporated ("the Fund") is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended.

The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investment transactions and related investment income - Investment transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Dividends determined to be a return of capital are recorded as a reduction of the cost basis of the security. Realized gains and losses from investment transactions are reported on an identified cost basis.

Valuation of investments - Securities listed on a national securities exchange or the NASDAQ National Market are valued at the last reported sale price on the exchange of major listing as of the close of the regular session of the New York Stock Exchange.

Securities which are traded principally in the over-the-counter market, listed securities for which no sale was reported on the day of valuation, listed securities for which the last reported sale price is not in the context of the highest closing bid price and the lowest closing offering price, and listed securities whose primary market is believed by the Advisor to be over-the-counter are valued at the mean of the closing bid and asked prices obtained from sources that the Advisor deems appropriate.

Short-term investments are valued at amortized cost which approximates fair market value. The value of securities that mature, or have an announced call, within 60 days will be amortized on a straight line basis from the market value one day preceding the beginning of the amortization period.

Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Advisor as directed by the Board of Directors.

                         GREENSPRING FUND, INCORPORATED
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 JUNE 30, 1998
                                  (UNAUDITED)


Note 1 - Significant Accounting Policies (Con't)

Income Taxes - It is the policy of the Fund to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income. Therefore, no federal income tax provision is required. In order for the Fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, reclassifications were made during the period. The net results of operations and net assets were not affected by the reclassifications.

Dividends and distributions to stockholders - The Fund records dividends and distributions to stockholders on the ex-dividend date.

Redemption of capital stock - A stockholder may request redemption of some or all of his shares on any day that the New York Stock Exchange is open for business. The redemption price per share is the net asset value per share as of the close of business on the day that the redemption request is received by
the Fund.   Payment for shares will be made within five business days after receipt of the redemption request.

Note 2 - Dividends and Distributions of 1998 Taxable Earnings

It is the Fund's policy to declare dividends from net investment income and distributions from net realized gains as determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

These dividends are either distributed to shareholders or reinvested by the Fund in additional shares of common stock, which are issued to stockholders. For those reinvesting the dividend, the number of shares issued is based on the net asset value per share as of the close of business on the business day previous to the payment date.

Note 3 - Purchases and Sales of Investments

For the six months ended June 30, 1998, purchases and sales of investments, other than short-term investments, aggregated $81,842,733 and $66,779,203, respectively.

                         GREENSPRING FUND, INCORPORATED
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                JUNE 30, 1998
                                 (UNAUDITED)


Note 3 - Purchases and Sales of Investments (Con't)

For federal income tax purposes, the cost of investments owned at June 30, 1998 was $158,367,676. Net unrealized appreciation of such investments aggregated $23,554,454, which was composed of appreciation of $32,758,396 for those securities having an excess of value over cost, and depreciation of $9,203,942 for those securities having an excess of cost over value.

Note 4 - Transactions with Related Parties

The Fund's investment advisor, Key Equity Management Corporation ("Key Equity"), is a wholly-owned subsidiary of Corbyn Investment Management ("Corbyn"). Under an agreement between the Fund and Key Equity, the Fund pays Key Equity a fee of 0.75% of the first $250 million of average daily net assets, 0.70% of average daily net assets between $250 million and $500 million and 0.65% of average daily net assets in excess of $500 million, which is computed daily and paid monthly. Investment advisory fees incurred for the six months ended June 30, 1998 were $732,187. At June 30, 1998, investment advisory fees payable amounted to $114,339.

The Fund entered into an Administrative Services Agreement with Corbyn on May 1, 1998. As administrator, Corbyn provides administrative services and personnel for fund accounting, regulatory reporting and other administrative matters. As compensation, the Fund pays Corbyn a fee of $2,500 a month plus 0.04% of average daily net assets up to $250 million, 0.03% of average daily net assets between $250 million and $500 million and 0.025% of average daily net assets in excess of $500 million, which is computed daily and paid monthly. Administrative fees incurred for the two months ended June 30, 1998 were $17,814.

Certain of the Fund's officers and directors are also officers and directors of Key Equity and Corbyn Investment Management. At June 30, 1998, investors for whom Corbyn Investment Management was investment advisor held 1,324,341 shares of the Fund's common stock.

Note 5 - Investment in Non-Controlled Affiliates

Affiliated issuers, as defined in the Investment Company Act of 1940, are issuers in which the Fund held 5% or more of the outstanding voting securities.

                         GREENSPRING FUND, INCORPORATED
                              FINANCIAL HIGHLIGHTS
               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                            Year Ended December 31,
                                                                  (Unaudited)
                                                                  For the six
                                                                  months ended
                                                                    June 30,
                                                                      1998       1997      1996      1995     1994     1993

Net Asset Value, Beginning of Period                                $ 20.04    $ 17.24   $ 15.05   $ 13.39  $ 13.96  $ 13.78

Income From Investment Operations
     Net Investment Income                                             0.37       0.50      0.74#     0.70     0.51     0.40
     Net Realized and Unrealized Gain/Loss on Investments             (0.57)      3.58      2.60#     1.78    (0.12)    1.59

Total From Investment Operations                                      (0.20)      4.08      3.34      2.48     0.39     1.99

Less Distributions
     Net Investment Income                                               -       (0.67)    (0.59)    (0.68)   (0.51)   (0.40)
     Net Realized Gain on Investments                                    -       (0.60)    (0.56)    (0.07)   (0.45)   (1.41)
     Distributions in Excess of Net Investment Income                    -       (0.01)       -         -        -        -
     Distributions in Excess of Net Realized Gains                       -          -         -      (0.07)      -        -

Total Distributions                                                      -       (1.28)    (1.15)    (0.82)   (0.96)   (1.81)

Net Asset Value, End of Period                                       $ 19.84   $ 20.04   $ 17.24   $ 15.05  $ 13.39  $ 13.96

Total Return                                                           (0.97%)   23.95%    22.65%    18.79%    2.83%   14.65%

Ratios/Supplemental Data

Net Assets, End of Period (000's)                                    $182,951  $181,214  $ 91,492  $ 71,839 $ 50,322 $ 29,885

Ratio of Expenses to Average Net Assets                                1.00%*    1.00%     1.04%     1.06%    1.27%    1.31%

Ratio of Net Investment Income to Average Net Assets                   3.57%*    3.10%     4.69%#    4.97%    4.03%    2.78%

Portfolio Turnover                                                     39.13%    46.17%    60.74%    65.19%   76.55%  121.79%


*Annualized
#Amounts include reclassifications to conform to current year presentation.

                         Greenspring Fund, Incorporated
                          Performance Since Inception

                              How $10,000 invested
                           on 7/1/83 would have grown*


                                      Chart

                              7/1/83        $10,000
                            12/31/83         11,223
                            12/31/84         12,692
                            12/31/85         15,238
                            12/31/86         17,668
                            12/31/87         19,304
                            12/31/88         22,389
                            12/31/89         24,762
                            12/31/90         23,149
                            12/31/91         27,626
                            12/31/92         32,190
                            12/31/93         36,906
                            12/31/94         37,952
                            12/31/95         45,082
                            12/31/96         55,291
                            12/31/97         68,532
                             6/30/98         67,848

*Figures include changes in principal value, reinvested dividends, and capital gains distributions. Cumulative total return represents past performance. Past expense limitations increased the Fund's return. Investment returns and principal value will vary and shares will be worth more or less at redemption than at original purchase.

Average annual total returns for the one, five and ten year periods ended June 30, 1998 were 9.22%, 14.03%, and 12.02%, respectively. Average annual returns for more than one year assume a compounded rate of return and are not the Fund's year-by-year results, which fluctuated over the periods shown.

                         Greenspring Fund, Incorporated
                         2330 West Joppa Road, Suite 110
                              Lutherville, MD 21093
                                 (410) 823-5353
                                 (800) 366-3863

                                   DIRECTORS
                         Charles vK. Carlson, Chairman
                              William E. Carlson
                                  David T. Fu
                              Michael J. Fusting
                              Michael T. Godack
                             Richard Hynson, Jr.

                                   OFFICERS
                             Charles vK. Carlson
                    President and Chief Executive Officer

                              Michael T. Godack
              Sr. Vice President and Chief Compliance Officer

                              Michael J. Fusting
              Sr. Vice President and Chief Financial Officer

                             Elizabeth C. Agresta
                           Secretary and Treasurer

                              INVESTMENT ADVISOR
                       Key Equity Management Corporation
                        2330 West Joppa Road, Suite 108
                          Lutherville, MD 21093-7207

                                TRANSFER AGENT
                                   PFPC Inc.
                             400 Bellevue Parkway
                             Wilmington, DE 19809
                                (800) 576-7498

                                  CUSTODIAN
                                   PNC Bank
                           Airport Business Center
                        200 Stevens Drive, Suite 440
                               Lester, PA 19113

                            INDEPENDENT ACCOUNTANTS
                           PriceWaterhouseCoopers LLP
                              250 W. Pratt Street
                            Baltimore, MD 21201-2304

                                 LEGAL COUNSEL
                       DeMartino Finkelstein Rosen & Virga
                         1818 N Street, N.W., Suite 400
                           Washington, DC 20036-2492